                                                                    Exhibit 99.2

                                 JOINT AGREEMENT

         American Business Financial Services, Inc., along with its subsidiaries American Business Credit, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc. dba-Upland Mortgage, Processing Service Center, Inc., and Tiger Relocation Company (collectively "ABFS") and the United States Attorney's Office for the Eastern District of Pennsylvania ("U.S. Attorney's Office"), hereby jointly agree to the following provisions in connection with ABFS's forbearance policy and standard form forbearance agreement, which policy and agreement are attached hereto and incorporated by reference herein.

         WHEREAS, among other things, ABFS services mortgage loans. Servicing mortgage loans encompasses a broad range of business practices meant to ensure that borrowers repay their loans on time. Servicing also includes practices meant to ensure that, should a borrower fall behind in repaying the loan or fail to repay the loan altogether, the servicer can take the steps necessary to recoup as much of the amount owed on the loan as possible.

         WHEREAS, servicers are often confronted with borrowers who have difficulty repaying their loans. It is common for servicers to make some attempt at working with such borrowers to find a way to ease that difficulty. Servicers employ a number of practices meant to do just that, such as recommending credit counseling assistance and offering loan modification and deferred payment plans.

         WHEREAS, forbearance is a practice servers use to assist borrowers. As a general matter, forbearance is a practice in which a servicer forbears from foreclosing on a delinquent loan for a limited period during which time the borrower must make timely loan payments and repay any amount the servicer has advanced on his or her behalf.

         WHEREAS, ABFS uses forbearance. ABFS had a forbearance policy in which, among other things, ABFS required a delinquent borrower (1) to sign a forbearance agreement in which the borrower promised to repay delinquent loan amounts and (2) to execute a deed in lieu of foreclosure for the mortgaged property. (A deed in lieu of foreclosure is a document by which a borrower gives the mortgaged property to the lender to satisfy the loan. The lender does not then need to foreclose on the property.) As part of the forbearance agreement, ABFS would hold the executed deed-in-lieu, but would not record it. If the borrower again fell behind on the loan, ABFS, after giving the borrower notice and an opportunity to cure the default, could record the deed-in-lieu, thereby taking ownership of the property.

         WHEREAS, the U.S. Attorney's Office began an inquiry into ABFS's forbearance policy. The primary focus of the inquiry was ABFS's practice of requiring a borrower who entered a forbearance agreement to execute a deed in lieu of foreclosure.

         WHEREAS, in response to the U.S. Attorney's Office inquiry, ABFS began a review of its forbearance policy. The review led ABFS to revise its forbearance policy. (The revised policy, along with the associated standard form forbearance agreement, is attached hereto and incorporated by reference.) Under the revised forbearance policy, which became effective November 19, 2003, ABFS will no longer require a borrower to execute a deed in lieu of foreclosure as part of a forbearance agreement where the real estate securing the loan is the borrowers primary residence. ABFS will also return to its existing borrowers any executed but unrecorded deeds-in-lieu obtained under ABFS's former forbearance policy. ABFS will return such deeds-in-lieu to approximately 675 such borrowers.

         WHEREAS, there are currently eight instances in which borrowers occupy properties on which ABFS has recorded a deed-in-lieu but has not yet sold the property. For the six of those eight instances in which the property is not subject to litigation, ABFS will, within 15 days of this Joint Agreement, offer to deed the property back to the borrower, reinstate the prior mortgage, and pursue its normal default procedures. With respect to borrowers who respond within 30 days that their wish is to have the property deeded back to them, ABFS will, within 15 days of receiving the borrower's consent and reaffirmation of the validity of the mortgage, send a quitclaim deed to the appropriate recorder of deeds. ABFS will pay all recording fees and transfer taxes. In any instance in which a borrower refuses ABFS's offer or fails to respond to said offer within 30 days, ABFS shall proceed with its customary property sale process.

         WHEREAS, the U.S. Attorney's Office has made no finding as to whether ABFS violated any law or regulation. Nonetheless, the inquiry has led ABFS to make changes to its forbearance policy. Further, ABFS shall send to borrowers, along with its standard form forbearance agreement, a letter that (1) encourages borrowers to read the forbearance agreement, (2) encourages borrowers to obtain advice from an attorney or other advisor prior to signing the agreement (and shall list a United States Department of Housing and Urban Development ("HUD") toll free number and a HUD web site from which borrowers can obtain the names of HUD-approved housing counseling organizations), and (3) encourages borrowers to contact ABFS's Customer Advocate (a vice president of ABFS) at a toll free number should the borrower have any questions about any amounts owed on the subject loan. Said letter is attached hereto and incorporated by reference. ABFS represents that its Customer Advocate has at his/her disposal adequate staff to respond to any such inquiries expeditiously and in writing.

         WHEREAS, as soon after the execution of this Joint Agreement as feasible, ABFS shall inform all of its Collections Department employees of its new forbearance policy. ABFS shall implement a formal training session for all Collections Department employees regarding the new forbearance policy, to be held within ninety (90) days of the execution of this Joint Agreement. As part of this training, Collections Department employees will be directed to inform borrowers that they may be able to obtain assistance from housing or credit counseling organizations in their areas. The Collections Department employees will also be given instructions as to how borrowers might find a housing or credit counseling organization in their areas. ABFS will monitor compliance with its forbearance policies, and will take appropriate disciplinary action against any employee who fails to comply with those policies.

         Accordingly, and based on the foregoing, it is hereby STIPULATED AND AGREED by and between ABFS and the U.S. Attorney's Office that:

         (i) ABFS shall provide to the U.S. Attorney's Office two (2) reports, to be prepared by an independent firm or consultant, confirming ABFS's compliance with the forbearance policy (including the standard form forbearance agreement and accompanying cover letter) attached hereto and incorporated by reference and with the internal company training described herein. The first such report shall be provided at nine (9) months from the date of the execution of this Joint Agreement and the second shall be provided at eighteen (18) months from the date of the execution of this Joint Agreement.

         (ii) For a period of eighteen (18) months from the date of the execution of this Joint Agreement, ABFS shall notify the U.S. Attorney's Office of any material changes ABFS proposes to make to its forbearance policy and/or its standard form forbearance agreement (and accompanying cover letter), which are attached hereto and incorporated by reference. No such proposed changes shall become effective until at least thirty
                  (30) days have passed from the date of the notification given to the U.S. Attorney's Office.

         (iii) ABFS shall provide a total of $80,000 to housing counseling organizations designated by the United States Department of Housing and Urban Development as approved housing counseling agencies. ABFS shall choose the recipient organzation(s). The total $80,000 may be provided, to one or more than one such organization, but any such recipient organization must provide counseling in states in which ABFS originates mortgage loans. The total $80,000 is to be provided within thirteen (13) months of the date of the execution of this Joint Agreement. The total $80,000 must be in addition to any ABFS commitments or pledges existing at the time of this Joint Agreement. ABFS shall provide the U.S. Attorney's Office with the name(s) of the recipient organization(s) and the amounts provided to each such organization.

         (iv) Effective as of the date of this Joint Agreement, the U.S. Attorney's Office shall end its inquiry into ABFS's forbearance policy. (Pursuant to said inquiry, the U.S. Attorney's Office had served a May 14, 2003, subpoena on ABFS and had served related subpoenas on third parties.) The U.S. Attorney's Office reserves its right to re-institute its inquiry should ABFS fail to comply with its revised forbearance policy and/or make material changes to its revised forbearance policy and/or its standard form forbearance agreement (and accompanying cover letter), which are attached hereto and incorporated by reference, without providing the U.S. Attorney's Office with 30 days notice, as provided for in sub-paragraph (ii), above or in the event of such notice, disregard the concerns of the U.S. Attorney's Office.

         (v) The required reports and/or notification described in sub-paragraphs (i), (ii), and (iii) above shall be provided, by certified mail, to United States Attorney's Office,
                  Attention: Chief, Civil Division (American Business Financial Services, Inc.), 615 Chestnut Street, Suite 1250, Philadelphia, Pennsylvania, 19106.

                      SIGNATURES APPEAR ON FOLLOWING PAGE

   PATRICK L. MEEHAN
   United States Attorney

By: /s/ James G. Sheehan                Date: 12/23/03
   --------------------------------          --------------------------------
   James G. Sheehan
   Associate United States Attorney


By: /s/ Michael S. Blume                Date: 12/23/03
   --------------------------------          --------------------------------
   Michael S. Blume
   Associate United States Attorney



   ON BEHALF OF AMERICAN BUSINESS FINANCIAL SERVICES, INC.


By: /s/ Andrew L. Sandler               Date: 12/22/03
   --------------------------------          --------------------------------
   Andrew L. Sandler
   Anand S. Raman

   Skadden, Arps, Slate, Meagher
    & Flom LLP

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                         STATEMENT OF FORBEARANCE POLICY


OVERVIEW:

         It is the policy of ABFS, consistent with the responsible servicing of loans, to assist customers who have experienced a temporary hardship which has prevented them from making their loan payments in a timely manner. Where customers represent in writing that the temporary hardship has either passed or no longer prevents them from meeting their obligations under their Note and ABFS can verify that they have the financial capacity to resume making payments on their loan and repay any past due amounts, ABFS may enter into a forbearance agreement with them.

         A forbearance agreement is a legally binding contract between a customer and ABFS. The customer agrees to make future payments on a timely basis and to repay the past due amounts over a stated period of time, not to exceed the remaining term of the loan. In return, ABFS advances, on the customer's behalf, the past due principal and interest and any accrued fees, in order to bring the customer's account current.

         Effective immediately, ABFS will no longer require consumer loan customers to provide a deed-in-lieu of foreclosure as consideration for ABFS entering into a forbearance agreement. ABFS has had a policy, since June, 2003, of not recording any such deeds. All deeds previously obtained in connection with consumer loan customers' forbearance agreements will be returned to the customers, with a letter explaining the change in policy, no later than January 31, 2004.


GUIDELINES FOR FORBEARANCE:

o A forbearance agreement is available to customers who have first and/or second mortgages with ABFS.

o ABFS will consider a forbearance agreement if the customer's account was originated at least six months prior to the request for forbearance.

o The customer's account must be at least three payments delinquent to qualify for a forbearance agreement.

o There is no maximum number of payments that may be advanced under a forbearance agreement.

o The customer must submit a written request for forbearance containing an explanation for his or her previous delinquency and setting forth the reasons that the customer now believes he or she is able to meet his or her loan obligations.

o ABFS will verify the customer's monthly income and evaluate the customer's financial capacity to perform under the terms of the forbearance agreement.

o ABFS will enter into a forbearance agreement only if it concludes, based on its evaluation of income and financial capacity to perform, that there is a reasonable likelihood that the customer will be able to resume making regular monthly payments and repay over a fixed period of time (not to exceed the remaining team of the loan) the amounts advanced by ABFS.

o Customers must make a down payment of at least one month's past due payments of principal and interest in order to enter into a forbearance agreement. Customers who are six or more payments delinquent must make a down payment of at least two past due payments.

o No request for forbearance may be denied without review by ABFS's Senior Vice President for Collections or his designee.

o With respect to customers who are not interested in a forbearance agreement, or for whom such an agreement is not appropriate, ABFS may pursue available state law remedies, including foreclosure, but will also explore other voluntary loss mitigation programs, such as cash for keys, short sales or straight deeds-in-lieu of foreclosure.

o        These policies will be fully implemented on January 1, 2004.

                                  LETTERHEAD


[Name of Customer]
[Address of Customer]

                                                                 [Date]

Dear [Customer]:

         As you recently discussed on the phone with a Company representative, we are enclosing for your review and signature a forbearance agreement with respect to your account number _______________.

         Under this agreement, the Company agrees to bring your account current by advancing on your behalf the total amount of $_____, which represents $_____ in unpaid principal and interest, $_____ in unpaid late fees and $_____ in other unpaid fees, as more fully detailed within the attached forbearance agreement. You agree to immediately resume making monthly payments on your loan and to repay this advance over the next _____ months. Under the agreement, you will therefore make ___ payments of $_____, and then resume making your regular monthly payments of $_____.

         As part of this agreement, you have agreed to make a down payment of $_____. This payment must be made no later than _____, and must be made via certified check, money order, wire transfer or other certified funds. If you have any questions relating to your account or about how to make your down payment, please call the Company's toll-free customer service number:
1-800-xxx-xxxx.

         Please read the forbearance agreement carefully prior to signing it. We encourage you to consult with an attorney or other advisor prior to signing the agreement. The Company also wants you to know that housing counseling may be available in your area. For a list of counseling agencies approved by the U.S. Department of Housing and Urban Development ("HUD"), you can call HUD toll-free at 1-800-569-4287, or visit their web site at http://www.hud.gov/offices/hsg/sfh/hcc/hccprofl4.cfm.

         Please note that according to the Company's records, your current outstanding balance, including all unpaid fees and monies we have paid on your behalf is $_____. If you have any questions about this calculation or our computation of the amounts of past due principal, interest or fees stated in this letter or the forbearance agreement, please immediately call Richard Mullen, ABFS's Customer Advocate, at 1-800-422-2456, ext. 4579.

         This letter is intended to provide you with a general description of the forbearance agreement, but is not part of a legally binding contract between you and the Company. The Company's offer to enter into a forbearance agreement will expire automatically if you do not return a signed copy of the forbearance agreement such that it arrives at the Company's above-listed address no later than _____.

                                                       Sincerely,


                                                       VP for Collections

DRAFT

                              FORBEARANCE AGREEMENT

         THIS FORBEARANCE AGREEMENT is made this __ day of _______________, 200_, by, between and among HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("HAC"), a Pennsylvania corporation with an office at The Wannamaker Building, 100 Penn Square East, Philadelphia, Pennsylvania 19107, ______________________, an individual with an address of __________________________, and ________________________, an individual with an address of
_____________________________________ (collectively, the "Borrowers")

                                   BACKGROUND

         A. On _______________, __________, HAC made a certain loan, advance and extension of credit to or for the benefit of Borrowers in the original principal amount of $_______________ (the "Loan") pursuant to the terms and subject to the conditions of that certain promissory note dated _______________, _______________ in the original principal amount of $_______________ (the "Note") executed and delivered by the Borrowers to HAC.

         B. In consideration of the Loan and as collateral security for the debts, liabilities and obligations of the Borrowers to HAC as set forth in the Note (the "Obligations"), the Borrowers granted, mortgaged and pledged to HAC a continuing lien on and security interest in that certain parcel of real property and the improvements thereon located at _______________, City of _______________, County of _______________ State of _______________ (the
"Property"), pursuant to the terms and subject to the conditions of that certain mortgage dated _______________, _______________, (the "Mortgage") executed and delivered by _______________ and _______________ to HAC.

         C. Note and the Mortgage, together with all other instruments, agreements and documents delivered in connection therewith are sometimes hereinafter collectively referred to as the "Loan Documents".

         D. The Borrowers are in default under the Obligations to HAC by reason, among other things, of their failure to make timely payments as required under the Loan Documents. Borrowers acknowledge their present inability to cure the past due Obligations (the "Existing Defaults").

         E. The Borrowers' Existing Defaults under the Obligations constitute an event of default under the Note and the Loan Documents. As a result of the Existing Defaults, HAC is permitted to exercise various rights and remedies arising under the Loan Documents.

         F. Under and subject to the terms and conditions set forth herein, HAC agrees to forbear from executing against the Property of the Borrowers provided that the

Borrowers are in compliance with their obligations under the Loan Documents and terms of this Forbearance Agreement.

        G. The Parties wish to enter into a Forbearance Agreement pursuant to which the Borrowers will cure the Existing Defaults and reinstate the Loan to a current status.

        H. In order to induce HAC to enter into this Forbearance Agreement, Borrowers agree to make a down payment of $_____________, as set forth in
Section VI, below.


        NOW, THEREFORE, in consideration of these premises, the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

        I. Recitals.

        The recitals contained in the foregoing Background are incorporated into and made a substantive part of this Forbearance Agreement.

        II. Terms.

        All terms not otherwise defined in this Forbearance Agreement shall have the meanings ascribed to them in the Loan Documents.

        III. Ratification of Loan Documents.

        Except to the extent that the Loan Documents are expressly modified by this Forbearance Agreement, each of the Borrowers hereby ratifies and confirms, and reaffirms in all respects, and without condition, all the terms, covenants, representations, warranties and conditions set forth in the Loan Documents, the terms and provisions of which are incorporated herein by reference, and hereby agrees that each of the Borrowers remains unconditionally liable to HAC in accordance with the respective terms, covenants and conditions of each of the Loan Documents and each of the Borrowers further ratifies and confirms, and reaffirms, without condition, that all collateral security described in the Loan Documents, and all liens and security interests, created pursuant thereto, continue unimpaired and in full force and effect, and secure and shall continue to secure any of the Obligations.

        IV. Ratification of Obligations.

        Each of the Borrowers hereby ratifies and confirms that, as of the date of this Forbearance Agreement, the outstanding sum of the Obligations of the Borrowers under the Loan Documents and this Forbearance Agreement is $_____________, comprising $_____________ in principal, $_____________ in accrued interest to the
date of this Agreement, $_____________ in unpaid late charges and $_____________ in unpaid fees as follows:_____________ (fees to be itemized).


        Each of the Borrowers hereby affirms that all of their Obligations existing under the Loan Documents, including but not limited to their obligation to maintain insurance on the Property, and pay real estate and school taxes and property maintenance related to the Property remain in full force and effect under this Forbearance Agreement and will remain in full force and effect during any period following a judgment in mortgage foreclosure against the Borrowers and in favor of HAC. Each of the Borrowers hereby acknowledges and affirms the default in repayment of their respective Obligations to HAC by virtue of the Existing Defaults. It is further agreed that the existing default will not be cured until receipt of all funds required herein. Borrowers hereby acknowledge that all payments received by HAC will be applied to the loan at the discretion of HAC and in conformity with the Loan Documents.

        V. Payments Subject to Forbearance.

        Under this Agreement, the borrower shall repay the following amounts:

        Past due principal and interest in the total amount of $_____________

        Late charges in the amount of $_____________

        Unpaid fees in the amount of $_____________


        VI. Forbearance Payments by Borrowers.

                a. Borrowers shall make a down payment of $_____________ upon the execution of this Forbearance Agreement. This payment must be made via certified check, money order, wire transfer or other certified funds.

                b. On or before _____________, 200__, Borrowers shall recommence making regular monthly payments under the Loan Documents in the amount of $_____________ per month.

                c. In addition to the regular monthly payment of $_____________, the Borrowers shall make __ additional monthly payments of $_____________. The obligation to pay the additional payment of $_____________ shall commence with the regular payment due on _____________, 200__ and, provided that all payments are received in a timely manner, shall conclude with the regular payment due on _____________, 20___.

        VII. Terminating Events.

        For the purposes of this Forbearance Agreement, a "Terminating Event" shall mean any one of the following:

                a. The failure of any of the Borrowers to comply with any warranty, covenant, condition, requirement, provision or agreement with which such Borrowers are required to comply under the terms of this Forbearance Agreement, the Loan Documents and all related instruments, agreements and documents referenced herein or therein.

                b. Any representation, warranty or statement made by any of the Borrowers in any financial statement or other document furnished or to be furnished to HAC in connection with this Forbearance Agreement or the Loan Documents that is false or misleading in any respect.

                c. The occurrence of any other event of default as defined in any of the Loan Documents.

                d. The failure of the Borrowers to remit any payment when due, whether under this Agreement or any Loan Document.

        VIII. Survival of Rights after Termination of Forbearance Agreement.

        In case of any Terminating Event, as provided above, HAC shall be entitled to keep all funds received pursuant to this Agreement and the Borrowers shall not be entitled to any refund. In addition, HAC shall be entitled to pursue all of its remedies allowed under the Loan Documents and applicable law.

        IX. HAC Rights.

        HAC may exercise any rights and remedies available to HAC under the terms of the Loan Documents and/or this Forbearance Agreement, at law or in equity upon or subsequent to a Terminating Event. It is further acknowledged and agreed that the rights and remedies available to HAC after a Terminating Event shall include, and not be limited to, commencing or continuing the prosecution of any and all pending civil actions, which may be or have been commenced by HAC against the Borrowers through judgment and foreclosure sale.

        X. No Waiver.

        Except as stated herein, this Forbearance Agreement is not and shall not be deemed to be a waiver of the Existing Defaults, or any other defaults which may now exist or hereafter occur under any of the Loan Documents nor a modification of any provision of the Loan Documents. Further, the waiver of any event of default or the failure of HAC to exercise any right or remedy to which it may be entitled shall not be deemed to be a waiver of any subsequent event of default nor of HAC's right to exercise that or any other right or remedy to which HAC is entitled.

        XI. Binding Effect and Assignment.

        This Forbearance Agreement inures to the benefit of, and shall be binding upon the parties hereto and their respective heirs, successors, assigns, executors, administrators, and legal representatives.

        XII. Joint and Several Liability of Borrowers

        The obligations of the Borrowers under this Forbearance Agreement are joint and several.

        XIII. Headings.

        The headings contained in this Forbearance Agreement are intended for convenience only and shall not be used or deemed to limit or diminish any of the provisions of this Agreement.

        XIV. Construction and Enforcement.

        This Forbearance Agreement shall be construed and enforced in accordance with and under the laws of the Commonwealth of Pennsylvania.

        XV. Counterparts.

        This Forbearance Agreement may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Forbearance Agreement to be duly executed and delivered the day and year first written above.


HOMEAMERICAN CREDIT, INC.
    d/b/a UPLAND MORTGAGE




By:___________________________________________
Jeffrey M. Ruben, Executive Vice President

Date:_________________________________________




Borrower:_____________________________________



Date:_________________________________________





Borrower:_____________________________________



Date:_________________________________________